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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 12, 2002



                            KEMET Corporation
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(Exact name of registrant as specified in its charter)




     Delaware                      0-20289                  57-0923789
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(State or other             (Commission File Number)       (IRS Employer
  jurisdiction)                                         Identification No.)


2835 KEMET Way,  Simpsonville, SC                          29681
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(Address of principal executive offices)                 (Zip Code)



Registrants telephone number, including area code:  (864) 963-6300


















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Item 9.  Regulation FD Disclosure.

     On August 12, 2002, each of the Principal Executive Officer, David E. Maguire, and Principal Financial Officer, D. Ray Cash, of KEMET Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460 issued on June 27, 2002.

Item 7.  Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit 99.1

Statement Under Oath of David E. Maguire, Principal Executive
Officer, of KEMET Corporation Regarding Facts and Circumstances
Relating to Exchange Act Filings

       Exhibit 99.2

Statement Under Oath of D. Ray Cash, Principal Financial
Officer, of KEMET Corporation Regarding Facts and Circumstances
       Relating to Exchange Act Filings


























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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

                                   KEMET Corporation


Dated:  August 12, 2002             /S/ D. Ray Cash

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                                   D. Ray Cash
                    Senior Vice President, Chief Financial
                                   Officer and Assistant Secretary
                                   (Principal Accounting and Financial
                                   Officer)